Income Tax (Details) - USD ($)	1 Months Ended	5 Months Ended	12 Months Ended
	Mar. 27, 2020	Dec. 31, 2019	Dec. 31, 2020	Dec. 31, 2019
Income Tax (Details) [Line Items]
Valuation allowance		$ 12,389	$ 154,424
Jasper Therapeutics, Inc. [Member]
Income Tax (Details) [Line Items]
Valuation allowance			6,200,000	$ 1,400,000
Total valuation allowance			$ 7,600,000
Description of research and development credit carryforward			the Company had research and development credit carryforwards of approximately $0.24 million and $0.33 million available to reduce future taxable income, if any, for both federal and California state income tax purposes, respectively. The federal research and development credit carryforwards begin expiring in 2039 and California credits carryforward indefinitely.
Net operating loss			$ 2,870,000
Net operating loss of deferred tax assets			$ 600,000
Annual deduction percentage	80.00%